                           COLUMBIA FUNDS SERIES TRUST
                             Columbia Cash Reserves
                                   (THE FUND)

                          SUPPLEMENT DATED MAY 31, 2007
   TO THE PROSPECTUS FOR CLASS B SHARES DATED AUGUST 1, 2006, AS SUPPLEMENTED


     Effective May 30, 2007, Market Class shares of the Fund converted to Class A shares.

     Accordingly, effective immediately, the prospectus for Class B shares of the Fund is hereby supplemented by replacing the paragraphs that appears within the section entitled "Choosing a share class," under the heading "About the conversion feature," with the following:

     Class B shares generally convert automatically to Class A Shares. If you originally bought Class B shares of a Columbia Fund not offered by this prospectus and exchanged those shares for Class B shares of the Funds, please refer to the conversion schedule applicable to the original shares purchased. If you buy Class B shares of the Funds, your Class B shares will convert to Class A Shares after eight years.

The conversion feature allows you to benefit from the lower operating costs of Class A Shares, which can help increase total returns.

Here's how the conversion works:

     - Shares are converted on or about the 15th day of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Class A Shares at the same time.

     - You'll receive the same dollar value of Class A Shares as the Class B shares that were converted. No sales charge or other charges will apply.

     -    Conversions are free from federal income tax.